Exhibit 10.2

Date: 4/15/2016

MIKE GAGNET
ROANOKE GAS COMPANY 519 KIMBALL AVE., N.E.
P.O. BOX 13007 ROANOKE, VA 24016

RE: Amendment No. 6 to Gas Storage Agreement Dated November 1, 1993
Service Package No. 3974-FSMATGP

Dear MIKE GAGNET:

TENNESSEE GAS PIPELINE COMPANY, L.L.C. and ROANOKE GAS COMPANY (ROANOKE GAS
COMPANY) agree to amend the Agreement effective November 1, 2018, to renew the agreement through October 31, 2022 at Tennessee's maximum rates. The Primary Meters and Associated Meter Quantities will remain unchanged as reflected in the attached Exhibit A.

Except as amended herein, all terms and provisions of the Agreement shall remain in full force and effect as written.

If the foregoing is in accordance with your understanding of the Agreement, please so indicate by signing and returning to my attention both originals of this letter. Upon Tennessee's execution, an original will be forwarded to you for your files.

Should you have any questions, please do not hesitate to contact me at (713) 369-9871.

Best regards,

Natarsua N. Player
Sr. Account Representative
Transportation Services

ROANOKE GAS COMPANY
Date: 4/15/2016 Page 2
Contract number: 3974-FSMATGP
Amendment number: 6
Amendment effective date: November 1, 2018

ACCEPTED AND AGREED TO
This 17 Day of May 2016

COMPANY:

TENNESSEE GAS PIPELINE COMPANY, L.L.C.

By: /s/ Sital Mody
Title: Agent and Attorney in Fact

ACCEPTED AND AGREED TO
This 12 Day of May 2016

COMPANY:

ROANOKE GAS COMPANY

By: /s/ John S. D’Orazio
Title: President & CEO

GAS STORAGE AGREEMENT
(For Use Under Rate Schedule FS) EXHIBIT A
AMENDMENT NO. 6
TO GAS STORAGE AGREEMENT
DATED 1, November, 1993 BETWEEN
TENNESSEE GAS PIPELINE COMPANY, L.L.C. AND
ROANOKE GAS COMPANY

Amendment Effective Date: November 1, 2018 Service Package: 3974-FSMATGP
Service Package MSQ: 134603 Dth Maximum Daily Injection Quantity: 897 Dth Maximum Daily Withdrawal quantity: 978 Dth

STORAGE BALANCE FROM DTH			STORAGE BALANCE TO DTH			MAXIMUM DAILY WITHDRAWAL QUANTITY DTH
0			134603			978

Service Point - NORTHERN STORAGE

METER	METER NAME	COUNTY	ST	ZONE	I/W	LEG	METER-TQ
460025	STORAGE - PORTAND - MA	SUMNER	TN	1	W	100	978
460025	STORAGE - PORTAND - MA	SUMNER	TN	1	I	100	897

					Total Injection TQ		897
					Total Withdrawal TQ		978

Number of Injection Points: 1
Number of Withdrawal Points: 1

Other Provisions Permitted By Tariff Under the Applicable Rate Schedule and/or General Terms and Conditions and Pursuant to Article XXXVI of the General Terms and Conditions of Tennessee's FERC Gas Tariff:

Note: Exhibit A is a reflection of the contract and all amendments as of the amendment effective date.

Sincerely,

/s/ Alison G. Stringer

Alison G. Stringer
Account Director, Marketing

AGREED TO AND ACCEPTED
THIS 17 DAY OF MAY, 2016

TENNESSEE GAS PIPELINE, L.L.C.
By: /s/ Sital Mody

Name: Sital Mody
Title: Vice President Marketing & Business Development

AGREED TO AND ACCEPTED
THIS 12th DAY OF MAY, 2016

ROANOKE GAS COMPANY
By: /s/ John S. D'Orazio

Name: John S. D'Orazio
Title: President and CEO